Schedule of Investments February 28, 2023 (Unaudited)

Ecofin Sustainable Water Fund

	Shares	Fair Value
Common Stock - 97.2% (1)
Canada Engineering & Construction - 4.2% (1)
Stantec, Inc.	1,467	$85,214
France Utility - 7.5% (1)
Veolia Environnement SA	5,125	152,952
Hong Kong Utility - 7.4% (1)
China Water Affairs Group Limited	116,000	103,207
Guangdong Investment Ltd.	46,000	46,485
		149,692
Japan Engineering & Construction - 2.5% (1)
Metawater Co Ltd.	4,100	50,192
Japan Water Filtration, Treatment, & Testing - 3.8% (1)
Kurita Water Industries Ltd.	1,700	76,806
Mexico Filtration, Treatment & Testing - 1.4% (1)
Grupo Rotoplas SAB de CV	17,243	28,122
Switzerland Pipes, Pumps, & Valves - 3.5% (1)
Georg Fischer AG	1,038	70,519
United Kingdom Water Filtration, Treatment, & Testing - 2.5% (1)
Pentair PLC	890	49,787
United States Agriculture Equipment & Services - 3.2% (1)
Lindsay Corporation	433	65,162
United States Engineering & Construction - 8.3% (1)
Aecom	1,007	86,964
Montrose Environmental Group, Inc. (2)	233	11,345
Tetra Tech, Inc.	519	71,046
		169,355
United States Pipes, Pumps, & Valves - 24.1% (1)
Advanced Drainage Systems, Inc.	1,170	103,814
Badger Meter, Inc.	258	31,378
Core & Main, Inc. (2)	2,759	64,312
IDEX Corp.	377	84,818
Mueller Water Products, Inc.	2,390	33,149
Xylem, Inc.	1,679	172,349
		489,820
United States Utility - 2.5% (1)
SJW Group	655	50,068
United States Water Filtration, Treatment, & Testing - 9.0% (1)
Aris Water Solutions, Inc.	626	8,864
Danaher Corp.	367	90,844
Ecolab, Inc.	238	37,930
Evoqua Water Technologies Corp. (2)	941	45,695
		183,333
United States Water Utility - 17.3% (1)
American States Water Co.	171	15,270
American Water Works Co., Inc.	1,078	151,330
Essential Utilities, Inc.	3,663	156,703
Middlesex Water Company	168	12,852
The York Water Company	350	15,218
		351,373
Total Common Stock
(Cost $1,993,064)		1,972,395

Special Purpose Acquisition Company - 1.5% (1)
Energy Technology - 1.5% (1)
Sustainable Development Acquisition I Corp.(2)
(Cost $30,363)	3,104	31,289

Short-Term Investment - 2.2% (1)
United States Investment Company - 2.2% (1)
First American Government Obligations Fund, Class X, 4.37% (3)
(Cost $45,641)	45,641	45,641

Total Investments - 100.9% (1)
(Cost $2,069,068)		2,049,325
Liabilities in Excess of Other Assets, Net - (0.9%)(1)		(18,803)
Total Net Assets - 100.0%(1)		$2,030,522

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of February 28, 2023.

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stock	$1,472,234	$500,161	$-	$1,972,395
Special Purpose Acquisition Company	31,289	-	-	31,289
Short-Term Investment	45,641	-	-	45,641
Total Investments	$1,549,164	$500,161	$-	$2,049,325

Refer to the Fund's Schedule of Investments for additional industry information.